P R O S P E C T U S

The investment objective of each Fund is long-term capital appreciation.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

OCTOBER 28, 2024	TICKER SYMBOL
	Investor Shares	Institutional Shares
CRM Small Cap Value Fund	CRMSX	CRISX
CRM Small/Mid Cap Value Fund	CRMAX	CRIAX
CRM Mid Cap Value Fund	CRMMX	CRIMX
CRM All Cap Value Fund	CRMEX	CRIEX
CRM Long/Short Opportunities Fund	—	CRIHX

i

FUND SUMMARIES

CRM Small Cap Value Fund

INVESTMENT OBJECTIVE

CRM Small Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.26%	0.32%
Total Other Expenses	0.51%	0.32%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.27%	1.08%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions, and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$129	$403	$697	$1,534
Institutional Shares	$110	$343	$595	$1,317

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000 Value Index (“small cap companies”) that are publicly traded on a U.S. securities market. The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund will invest will also change. As of September 30, 2024, the market capitalization range of the Russell 2000 Value Index was approximately 11.38 million to $16.1 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund holds will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Risks of Small Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small capitalization companies. Small capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological change, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of the Russell 3000 Total Return Index and the Russell 2000 Value Total Return Index. The Russell 3000 Total Return Index is a broad-based measure of market performance. The Russell 2000 Value Total Return Index shows how the Fund’s performance compared with the returns of another index that has characteristics relevant to the Fund’s investment strategies. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2024: 14.79%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
34.17% For the quarter ended December 31, 2020	(38.56)% For the quarter ended March 31, 2020

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	9.87%	8.08%	6.21%
After Taxes on Distributions	8.87%	6.30%	3.37%
After Taxes on Distributions and Sale of Shares	6.47%	6.14%	4.12%
Investor Shares
Before Taxes	9.67%	7.84%	5.97%
Russell 3000 Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 2000 Value Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	14.65%	10.00%	6.76%

(1)	Effective July 24, 2024, the Fund adopted the Russell 3000 Total Return Index as its primary benchmark index consistent with applicable regulatory requirements for comparison of the Fund’s performance to the performance of a broad-based securities market index. Prior to that date, the Fund’s primary benchmark was the Russell 2000 Value Total Return Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Brian M. Harvey, CFA and Bernard C. Frojmovich jointly lead the team that is responsible for the day-to-day management of the Fund. Mr. Harvey has served as a portfolio manager of the Fund since 2011. Mr. Frojmovich has served as a portfolio manager of the Fund since 2018.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 35 of the prospectus.

CRM Small/Mid Cap Value Fund

INVESTMENT OBJECTIVE

CRM Small/Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.21%	0.30%
Total Other Expenses	0.46%	0.30%
Total Annual Fund Operating Expenses	1.21%	1.05%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$123	$384	$665	$1,466
Institutional Shares	$107	$334	$579	$1,283

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2500 Value Index or in the S&P Mid Cap 400 Value Index (together, “small/mid cap companies”) that are publicly traded on a U.S. securities market. The market capitalization ranges of the Indices change constantly, and as a result, the capitalization of small/mid cap companies in which the Fund will invest will also change. As of September 30, 2024, the market capitalization range of the Russell 2500 Value Index was approximately $11.38 million to $36.03 billion, and the market capitalization range of the S&P Mid Cap 400 Value Index was approximately $1.62 billion to $58.92 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological changes, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable costs, as well as income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of the Russell 3000 Total Return Index and the Russell 2500 Value Total Return Index. The Russell 3000 Total Return Index is a broad-based measure of market performance. The Russell 2500 Value Total Return Index shows how the Fund’s performance compared with the returns of another index that has characteristics relevant to the Fund’s investment strategies. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2024: 15.57%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
26.29% For the quarter ended December 31, 2020	(29.65)% For the quarter ended March 31, 2020

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	8.96%	12.05%	7.79%
After Taxes on Distributions	8.75%	9.30%	4.46%
After Taxes on Distributions and Sale of Shares	5.44%	8.97%	5.18%
Investor Shares
Before Taxes	8.77%	11.83%	7.57%
Russell 3000 Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 2500 Value Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	15.98%	10.79%	7.42%

(1)	Effective July 24, 2024, the Fund adopted the Russell 3000 Total Return Index as its primary benchmark index consistent with applicable regulatory requirements for comparison of the Fund’s performance to the performance of a broad-based securities market index. Prior to that date, the Fund’s primary benchmark was the Russell 2500 Value Total Return Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGER

Mimi Morris and Jeffrey Yanover jointly lead the team that is responsible for the day-to-day management of the Fund. Ms. Morris has served as a portfolio manager of the Fund since 2023. Mr. Yanover has served as a portfolio manager of the Fund since 2024.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 35 of the prospectus.

CRM Mid Cap Value Fund

INVESTMENT OBJECTIVE

CRM Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.16%	0.24%
Total Other Expenses	0.41%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.17%	1.00%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$119	$372	$644	$1,420
Institutional Shares	$102	$318	$552	$1,225

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell Midcap Value Index (“mid cap companies”) that are publicly traded on a U.S. securities market. The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Fund will invest will also change. As of September 30, 2024, the market capitalization range of the Russell Midcap Value Index was approximately $175.84 million to $62.61 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Risks of Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in mid capitalization companies. Mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the

Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological changes, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of the Russell 3000 Total Return Index and the Russell Midcap Value Total Return Index. The Russell 3000 Total Return Index is a broad-based measures of market performance. The Russell Midcap Value Total Return Index shows how the Fund’s performance compared with the returns of another index that has characteristics relevant to the Fund’s investment strategies. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2024: 12.67%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
22.72% For the quarter ended December 31, 2020	(26.46)% For the quarter ended March 31, 2020

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	6.55%	11.59%	8.73%
After Taxes on Distributions	4.98%	9.82%	5.40%
After Taxes on Distributions and Sale of Shares	4.89%	9.10%	5.89%
Investor Shares
Before Taxes	6.39%	11.38%	8.53%
Russell 3000 Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell Midcap Value Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	12.71%	11.16%	8.26%

(1)	Effective July 24, 2024, the Fund adopted the Russell 3000 Total Return Index as its primary benchmark index consistent with applicable regulatory requirements for comparison of the Fund’s performance to the performance of a broad-based securities market index. Prior to that date, the Fund’s primary benchmark was the Russell Midcap Value Total Return Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGER

Robert Maina and Kevin M. Chin jointly lead the team that is responsible for the day-to-day management of the Fund. Mr. Maina has served as a portfolio manager of the Fund since 2023. Mr. Chin has served as a portfolio manager of the Fund since 2024.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 35 of the prospectus.

CRM All Cap Value Fund

INVESTMENT OBJECTIVE

CRM All Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.52%	0.54%
Total Other Expenses	0.77%	0.54%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)(2)	1.48%	1.25%
Fee Waiver and Expense Reimbursement(1)	(0.02)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)	1.46%	1.21%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, and acquired fund fees and expenses, exceed 1.20% of average daily net assets of Institutional Shares and 1.45% of average daily net assets of Investor Shares. This expense limitation is in effect until November 1, 2025. Prior to that date, the arrangement may be terminated only by the vote of the Board of Trustees of the Fund.
(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements for the time period they are in effect) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$149	$466	$806	$1,767
Institutional Shares	$123	$393	$682	$1,508

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market. There are no limits on the market capitalizations of the companies in which the Fund may invest. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it also invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Large Cap Companies. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological changes, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers

(including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of the Russell 3000 Total Return Index and the Russell 3000 Value Total Return Index. The Russell 3000 Total Return Index is a broad-based measure of market performance. The Russell 3000 Value Total Return Index shows how the Fund’s performance compared with the returns of another index that has characteristics relevant to the Fund’s investment strategies. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2024: 16.47%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
26.03% For the quarter ended December 31, 2020	(29.55)% For the quarter ended March 31, 2020

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	5.67%	10.40%	7.27%
After Taxes on Distributions	5.11%	8.11%	3.73%
After Taxes on Distributions and Sale of Shares	3.71%	7.80%	4.69%
Investor Shares
Before Taxes	5.41%	10.14%	7.01%
Russell 3000 Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 3000 Value Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	11.66%	10.84%	8.28%

(1)	Effective July 24, 2024, the Fund adopted the Russell 3000 Total Return Index as its primary benchmark index consistent with applicable regulatory requirements for comparison of the Fund’s performance to the performance of a broad-based securities market index. Prior to that date, the Fund’s primary benchmark was the Russell 3000 Value Total Return Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGER

Robert Maina leads the team that is responsible for the day-to-day management of the Fund. Mr. Maina has served as a portfolio manager of the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 35 of the prospectus.

CRM Long/Short Opportunities Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses
Dividend Expense on Securities Sold Short and Interest Expense on Borrowings	0.65%
Remainder of Other Expenses	0.26%
Total Other Expenses	0.91%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses(1)(2)	2.43%
Fee Waiver and Expense Reimbursement(1)	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)	2.27%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses, exceed 1.60% of average daily net assets of Institutional Shares. This expense limitation is in effect until November 1, 2025. Prior to that date, the arrangement may be terminated only by the vote of the Board of Trustees of the Fund.
(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements for the time period they are in effect) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$230	$742	$1,281	$2,754

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in long and short positions in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the S&P 500 Index that are publicly traded on a U.S. securities market. The market capitalization range of the S&P 500 Index changes constantly, and as a result, the capitalization of companies in which the Fund will invest will also change. As of September 30, 2024, the market capitalization range of the S&P 500 Index was approximately $4.94 billion to $3.54 trillion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock. In applying this 80% investment policy, the assets of the Fund include both long and short positions and Fund borrowings.

The Fund will hold long equity securities that the Adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Adviser has identified as overvalued or poised for underperformance. A short sale is a transaction in which the Fund sells a stock it does not own in anticipation of a decline in the market value of the stock, and then borrows the stock to make delivery to the buyer. The Fund may engage in short sales for hedging purposes or to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative. Short selling may result in greater risk to the Fund because losses are potentially unlimited.

When the Fund takes a long position, it purchases the stock outright. When the Fund takes a short position, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund subsequently buys back the same stock in the market and returns it to the lender. The Fund makes money on a short position if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money invested.

The Adviser believes that a long/short strategy will enable the Fund to reflect the Adviser’s positive and negative views on individual stocks and to seek higher performance. However, there can be no guarantee that this result will be achieved.

The Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The Fund may also hold cash or other short-term investments.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity.

After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside. A short position may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

The Fund may borrow money from banks and use the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

In addition, for purposes of the Fund’s 80% investment policy, equity and equity related securities also include: (i) securities convertible into common stock (such as convertible preferred stock and convertible bonds) that are rated, at the time of initial purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or if unrated, are determined by the Adviser to be of comparable quality; and (ii) derivatives, including swaps and options.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Short Sales Risk. Short sales involve significant risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow securities that it needs to take a short position or purchase securities needed to close out a short position at an acceptable price. Also, the lender of a security that the Fund has sold short may terminate the loan at a time when the Fund is unable to borrow the same security from another lender. In that case, the Fund would need to purchase a replacement security at the then current market price or pay the lender the cost of purchasing the security. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited as there is no limit on any such increases in value. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Short positions involve significant transaction costs.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Derivatives Risk. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets.

Borrowing or Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or other investments, such as exchange-traded funds, that have embedded leverage. Since short sales involve borrowing securities and then selling them, the Fund’s short sales will effectively leverage the Fund’s assets. Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or, as applicable, meet segregation requirements. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The Fund cannot guarantee that its leveraging strategy will be successful.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, natural disasters and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological change, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one year, five years and since inception, both before and after taxes, compare with those of the S&P 500 Index, a broad-based measure of market performance. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of September 30, 2024: 15.99%

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
10.36% For the quarter ended June 30, 2020	(12.98)% For the quarter ended December 31, 2018

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	Since Inception (8/16/2016)
Institutional Shares
Before Taxes	6.06%	7.90%	4.52%
After Taxes on Distributions	5.23%	7.13%	3.95%
After Taxes on Distributions and Sale of Shares	3.75%	6.09%	3.45%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.23%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Mimi Morris leads the team that is responsible for the day-to-day management of the Fund. Ms. Morris has served as a portfolio manager of the Fund since 2018.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 35 of the prospectus.

OTHER INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund each day the New York Stock Exchange is open at the Fund’s net asset value next determined after receipt of your request in good order.

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund:

The minimum initial investment in a Fund is $2,500 ($1,000 for individual retirement accounts or automatic investment plans) for Investor Shares and $1,000,000 for Institutional Shares. The minimum additional investment for direct investors in each Fund’s Investor Shares is $50. Your financial intermediary may impose higher investment minimums. There is no minimum amount for additional investments in Institutional Shares.

You may purchase or redeem Fund shares by contacting your financial intermediary or, if you hold your shares directly with the Fund, by contacting the Funds’ transfer agent, Ultimus Fund Solutions, LLC.

(i)	in writing at:

Regular Mail	Overnight Mail

CRM Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154-9150	CRM Funds c/o Ultimus Fund Solutions, LLC 4221 N. 203rd Street, Suite 100 Elkhorn, Nebraska 68022

(ii)	by telephone at 800-CRM-2883

CRM Long/Short Opportunities Fund:

Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $10,000 minimum per registered investment adviser or qualified financial intermediary. Your financial intermediary may set different minimum investments or limitations on buying or selling shares. There is no minimum amount for additional investments in the Fund.

You may purchase or redeem Fund shares by contacting your financial intermediary.

Tax Information

Each Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains, and it is generally a taxable event for you if you redeem, sell or exchange Fund shares, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

The CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM All Cap Value Fund, and CRM Long/Short Opportunities Fund (the “Funds”) each seek long-term capital appreciation. Each Fund may change its objective without shareholder approval. There is no guarantee that a Fund will achieve its investment objective. The Funds will provide written notice at least 60 days prior to implementing any change in a Fund’s investment objective.

Principal Investment Strategies

The CRM Small Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000 Value Index (“small cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Value Fund will invest will also change. As of September 30, 2024, the market capitalization range of the Russell 2000 Value Index was approximately $11.38 million to $16.1 billion.

The CRM Small/Mid Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2500 Value Index or in the S&P Mid Cap 400 Value Index (together, “small/mid cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization ranges of the Russell 2500 Value Index and the S&P Mid Cap 400 Value Index change constantly, and as a result, the capitalization of small/mid cap companies in which the Small/Mid Cap Value Fund will invest will also change. As of September 30, 2024, the market capitalization range of the Russell 2500 Value Index was approximately $11.38 million to $36.03 billion, and the market capitalization range of the S&P Mid Cap 400 Value Index was approximately $1.62 billion to $58.92 billion.

The CRM Mid Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell Midcap Value Index (“mid cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Mid Cap Value Fund will invest will also change. As of September 30, 2024, the market capitalization range of the Russell Midcap Value Index was approximately $175.84 million to $62.61 billion.

The CRM All Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market. There are no limits on the market capitalizations of the companies in which the All Cap Value Fund may invest.

The CRM Long/Short Opportunities Fund, under normal circumstances, invests at least 80% of its assets in long and short positions in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the S&P 500 Index that are publicly traded on a U.S. securities market. The market capitalization range of the S&P 500 Index changes constantly, and as a result, the capitalization of companies in which the Fund will invest will also change. As of September 30, 2024, the market capitalization range of the S&P 500 Index was approximately $4.94 billion to $3.54 trillion.

The Fund will hold long equity securities that Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”), the Funds’ investment adviser, has identified as undervalued and take short positions in equity securities that the Adviser has identified as overvalued or poised for underperformance. The Adviser believes that a long/short strategy will enable the Fund to reflect the Adviser’s positive and negative views on individual stocks and to seek higher performance. However, there can be no guarantee that this result will be achieved.

When the Fund takes a long position, it purchases the stock outright. When the Fund takes a short position, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund subsequently buys back the same stock in the market and returns it to the lender. The Fund makes money on a short position if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money invested.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund is expected to use the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement securities as collateral for the broker. The Fund may use securities it owns to meet any such collateral obligations.

A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside. A short position may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. The Fund will also pay transaction costs and borrowing fees in connection with short sales. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance. Depending on the arrangements with a broker or a custodian, the Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker. The Fund’s obligation to provide collateral securing its short positions may limit its investment flexibility. Short selling also involves credit exposure to brokers that execute the short sale. The Fund could suffer a loss of its assets posted as collateral for short sales, or there could be a significant delay in the Fund having access to those assets, if a broker executing short sales becomes insolvent. These losses would be in addition to any losses on the short sales themselves.

The Fund may borrow money from banks and use the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

For purposes of each Fund’s 80% investment policy, equity and equity related securities include:

●	common and preferred stocks; and

●	warrants on common stock.

In addition, for purposes of CRM Long/Short Opportunities Fund’s 80% investment policy, equity and equity related securities also include:

●	securities convertible into common stock (such as convertible preferred stock and convertible bonds) that are rated, at the time of initial purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or if unrated, are determined by the Adviser to be of comparable quality;

●	derivatives, including swaps and options.

In applying CRM Long/Short Opportunities Fund’s 80% investment policy, the assets of the Fund include both long and short positions and Fund borrowings.

Each Fund’s 80% investment policy may be changed without shareholder approval. Each Fund will provide shareholders with written notice at least 60 days prior to any change to its 80% investment policy. The Funds’ other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.

Each Fund typically invests broadly across issuers and industries. The Funds do not consider a type of security to be an industry.

Value Investing. Each Fund pursues a value strategy. CRM, the Funds’ investment adviser, seeks to identify changes that are material to a company’s operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow—operationally, financially, managerially—when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being “neglected by investors” and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the marketplace will recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.

The Adviser’s Process. CRM identifies change from a variety of qualitative and quantitative sources. These sources include the extensive use of CRM’s proprietary database of analysis and information, as well as news services and event driven information, and a screening process which uses various criteria, including neglect and valuation relationships (where CRM seeks to identify companies that are not being properly evaluated by other investors). “Connecting-the-Dots” research involves companies within the same and different industries that might be affected by similar positive changes or developments. For example, when CRM identifies a business trend that affects one company, it may seek to identify other companies affected by the same trend. CRM’s ideas are generated internally with significant interaction among the members of CRM’s portfolio management teams. Members of CRM’s portfolio management teams regularly meet with representatives for companies both around the country and globally, and in a typical year they annually attend hundreds of company/management meetings.

Once change is identified, CRM evaluates a company on several levels by analyzing:

●	financial models based principally upon projected cash flows;

●	the price of a company’s stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

●	the extent of management’s ownership interest in a company;

●	a company’s market position by corroborating CRM’s observations and assumptions through meetings with the company’s management, customers and suppliers.

CRM also evaluates the degree of recognition of a company by Wall Street by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base.

CRM’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. CRM’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold (and, for Long/Short Opportunities Fund, a short position will be closed out) when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing us to reassess the potential for the company; or (iii) CRM identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which CRM believes offers greater upside. A short position for Long/Short Opportunities Fund may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

Environmental, Social and Governance (ESG) Factors. CRM also believes environmental, social, and governance (“ESG”) factors materially impact a company’s valuation, financial performance, and risk/return. The foundation of CRM’s approach to responsible and sustainable investing follows CRM’s core tenets of serving clients’ investment goals and strictly adhering to CRM’s fiduciary duty as an asset manager. CRM views its sole responsibility as maximizing long-term, risk-adjusted returns, consistent with governing guidelines. CRM believes proper governance practices and responsible corporate behavior often contribute to a company’s long-term performance and reduce investment risk, and that the incorporation of ESG considerations in the investment-selection process often promotes the effective allocation of investor capital. ESG considerations also naturally complement CRM’s long-term investment style.

For these reasons, CRM integrates ESG evaluations of companies as a factor into its investment analysis and decision-making process. ESG factors are considered on a company, sector and industry basis by CRM’s investment analysts and portfolio managers on an ongoing basis. Further, the Adviser’s ESG Committee, which is comprised of senior members of the investment and marketing/client service teams, and CRM’s Chief Compliance Officer, reviews CRM’s Responsible Investing Policy periodically and shall make any appropriate changes or enhancements to the Policy as necessary. The ESG Committee also coordinates any ESG reporting requirements for CRM.

CRM does not generally screen out companies from its investment universe purely on the grounds of poor ESG ratings from third-party data providers. As part of its active investment style, CRM seeks to maintain an ongoing dialogue with its portfolio companies’ management teams and may engage with management of those companies on material ESG concerns as CRM deems appropriate. CRM finds that it is often well positioned to engage in such conversations given that the investment products it manages, including the Funds, are often among the primary shareholders of the small- and mid-cap companies in which they invest. Additionally, CRM has developed proxy voting policies that address corporate governance matters, and has found that voting interests in portfolio companies pursuant to these guidelines is yet another way to effect positive change within those companies. To that end, CRM may invest in a company exhibiting poor ESG criteria at the time of a potential investment and may continue to hold it even if there is no improvement in such criteria. CRM monitors sectors that have higher ESG related risks. For example, this may include environmental risks in energy, industrials, materials, and utilities sectors and social risks in consumer discretionary, consumer staples, energy, materials, and industrial sectors. CRM will seek to avoid investment in firms that it determines to be sufficiently involved with the production of firearms, cluster munitions, landmines, pornography, or tobacco products, or the operation of private prisons, to warrant exclusion. CRM may not apply the same assessment of ESG factors to every investment, and not all ESG factors may be identified or evaluated as part of the assessment for a given investment.

CRM is a public supporter of the Task Force on Climate Related Financial Disclosures. CRM is also a signatory of the Principles for Responsible Investment (“PRI” or the “Principles”). The Principles are listed below in italics, along with a description of the practices that CRM employs to adhere to each Principle.

PRINCIPLE 1: CRM will incorporate ESG issues into investment analysis and decision-making processes. CRM incorporates ESG analysis within each of its written investment cases. CRM investment analysts and portfolio managers utilize this analysis in determining risk/reward within the decision-making process.

PRINCIPLE 2: CRM will be an active owner and incorporate ESG issues into its ownership policies and practices. CRM has a long history of being an active owner of the companies in which it invests. CRM utilizes a constructive approach with company management and incorporates ESG issues within its discussions.

PRINCIPLE 3: CRM will seek appropriate disclosure on ESG issues by the entities in which it invests. CRM’s investment analysts encourage companies to appropriately disclose any material ESG issues.

PRINCIPLE 4: CRM will promote acceptance and implementation of the Principles within the investment industry. CRM engages with companies regarding the implementation and importance of the Principles.

PRINCIPLE 5: CRM will work together to enhance its effectiveness in implementing the Principles. CRM will continue to evolve its approach to ESG integration and responsible investing based on internal research, client feedback, and participation in ESG-related conferences and organizations.

PRINCIPLE 6: CRM will report on its activities and progress towards implementing the Principles. CRM voluntarily reported during its first year of becoming a PRI signatory and has reported each year since then. CRM will continue to seek ways to enhance the processes through which it implements the Principles.

Reporting is required for all investment manager PRI signatories in the first quarter of each year, no later than March 31. Reporting addresses adherence to the Principles and proxy voting processes, and includes publicly available transparency reports as well as assessment reports and scores.

Foreign Securities. Each Fund may invest in foreign securities that are publicly traded on a U.S. securities market, and each may invest up to 20% of its assets in foreign securities that are traded on non-U.S. securities exchanges or in the over-the-counter markets.

Foreign securities held by a Fund may be traded on days and at times when the New York Stock Exchange is closed and the net asset value (“NAV”) of the Fund is therefore not calculated. Accordingly, the NAV of a Fund may be significantly affected on days when shareholders are not able to buy and sell shares of the Fund. In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to “time-zone arbitrage”. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign stock and such price is not reflected in a Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Additional Investment Strategies

In addition to the principal investment strategies discussed above, a Fund may also use other techniques, including the following non-principal investment strategies.

Convertible Securities. Each Fund invests in equity and equity related securities. Equity and equity related securities include convertible securities that are rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), or, if unrated, are determined by CRM to be of comparable quality. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities. Under normal circumstances, each Fund may invest up to 20% of its assets in debt securities that are rated in one of the three highest categories by a NRSRO such as Moody’s or S&P, or, if unrated, are determined by CRM to be of comparable quality. Each Fund may invest in debt securities of any maturity. Debt securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

Derivatives. Each Fund may, but is not required to, invest in derivative contracts, such as options on securities and securities indices. A Fund’s use of derivative contracts, such as options on securities and securities indices, may be risky, even when used for hedging purposes. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivatives can have a big impact on a Fund’s stock and index exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative investments themselves, behave in a way not anticipated by the Adviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility, which is the degree to which a Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivative transactions present the same types of credit risk as issuers of debt securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for a Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). The U.S. government and foreign governments have adopted and implemented regulations governing derivative markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets. A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Each of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund has adopted a fundamental policy under which it may not commit nor expose more than 15% of its total assets to derivative strategies. CRM Long/Short Opportunities Fund may invest in derivative instruments subject to the limits imposed by applicable regulations.

Restricted Securities. Although each Fund usually invests in securities listed on securities exchanges, it may also purchase securities that are not registered for sale to the general public, or to a limited extent, securities that are not readily marketable. Each Fund may invest up to 15% of its net assets in illiquid securities. Restricted securities and thinly traded securities may be difficult or impossible to sell at the time and the price that a Fund would like.

Exchange-Traded Funds. Subject to applicable statutory and regulatory limits, each Fund may invest in securities of exchange-traded funds (“ETFs”) which are registered investment companies that are listed on securities exchanges. These limitations currently provide, in part, that absent an applicable exemption under a rule or exemptive order, each Fund may not purchase shares of an ETF that is a registered investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the ETF, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the ETF or (c) more than 10% of the Fund’s total assets would be invested in ETFs and other investment companies. The return on investments in ETFs will be reduced by the operating expenses, including investment advisory fees, of the ETFs, and will be further reduced by the expenses of a Fund, including advisory fees payable by the Fund. As such, there is a layering of fees and expenses.

Defensive Investing. Each Fund may, without limit, invest in any type of money market instruments and short-term debt securities or may hold cash, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Funds will be unable to achieve their investment objectives.

Securities Lending. Each Fund (except CRM Long/Short Opportunities Fund) may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically consisting of money market mutual funds and other money market instruments, which the Fund will invest in during the term of the loan. The Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is subject to additional risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral posted by the borrower, and the risk that the Fund is unable to recall a security in time to exercise voting rights or sell the security.

Money Market Investments. To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term investment grade bonds, money market mutual funds and other money market instruments. As noted above, in connection with the loan of portfolio securities, each Fund may also hold collateral consisting of money market mutual funds and other money market instruments. A Fund’s investments in money market mutual funds and other money market instruments and the investment of cash collateral in connection with the loan of portfolio securities are subject to credit and interest rate risks.

More on the Risks of Investing in the Funds

You could lose money by investing in a Fund. There is no guarantee that the stock market or the stocks a Fund buys will increase in value. As with any mutual fund, there is no guarantee that a Fund will achieve its objective.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of such Fund’s investments may be negatively affected.

Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of a Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Due to concerns regarding recent high inflation in many sectors of the U.S. economy, the U.S. Federal Reserve (“Fed”) had raised interest rates and implemented other policy initiatives in an effort to control inflation. Although the Fed has recently instituted a cut in interest rates, it is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the Fed could change its approach in the future. The financial markets may continue to experience heightened levels of interest rate and price volatility. The value of an investment in the Fund may be eroded over time by inflation. Issuers in which the Fund invests may also be negatively impacted by high costs of borrowing. Changes in the Fed’s policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by the Fed will be successful.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a Fund’s assets may go down.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, a Fund may be more volatile because it also invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price. A Fund will be exposed to additional risks as a result of investments in the securities of small and/or mid capitalization companies. Small and mid capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid capitalization companies may underperform large capitalization companies, may be harder to sell at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Risks of Large Cap Companies. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, a Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, and the imposition of currency controls or restrictions and speculation.

Focus Risk. To the extent that a Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological change, economic conditions or other developments affecting those issuers or companies in those industries or market sectors. For example, industries in the financial segment, such as banks, insurance companies, and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Short Sales Risk (CRM Long/Short Opportunities Fund only). Short sales involve significant risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow securities that it needs to take a short position or purchase securities needed to close out a short position at an acceptable price. Also, the lender of a security that the Fund has sold short may terminate the loan at a time when the Fund is unable to borrow the same security from another lender. In that case, the Fund would need to purchase a replacement security at the then current market price or pay the lender the cost of purchasing the security. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited as there is no limit on any such increases in value. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Short positions involve significant transaction costs.

Derivatives Risk. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by a Fund. Using derivatives may increase the volatility of a Fund’s NAV and may not provide the result intended. Derivatives may have a leveraging effect on a Fund. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. A Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to a Fund. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets.

Borrowing or Leverage Risk (CRM Long/Short Opportunities Fund only). Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or other investments, such as ETFs, that have embedded leverage. Since short sales involve borrowing securities and then selling them, the Fund’s short sales will effectively leverage the Fund’s assets. Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The Fund cannot guarantee that its leveraging strategy will be successful.

Portfolio Turnover Risk. If a Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity failures or breaches by the Funds’ Adviser, transfer agent, distributor, custodian, fund accounting agent, financial intermediaries and other service providers may disrupt Fund operations, interfere with a Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding a Fund or their investment in a Fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Funds’ ability to plan for or respond to a cyber attack. Additionally, the Funds and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Funds and/or the Adviser. Issuers of securities in which the Funds invest are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents. A Fund and its shareholders could be negatively impacted as a result.

Expense Risk. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Liquidity Risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of each Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Redemption Risk. Particularly during periods of declining or illiquid markets, a Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Each Fund also may use other strategies and engage in other investment practices described in the Funds’ SAI. The Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described above and in the SAI at any particular time. Also note that there are many other factors that could adversely affect your investment and that could prevent the Funds from achieving their goals, which are not described here. Please also see the Funds’ website, www.crmfunds.com, for more information about the Funds.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is contained in the SAI.

MANAGEMENT OF THE FUNDS

The Board of Trustees of the CRM Mutual Fund Trust has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by each Fund and its shareholders.

Investment Adviser

Cramer Rosenthal McGlynn, LLC, 300 First Stamford Place, Suite 440, Stamford, Connecticut 06902, serves as the investment adviser to each Fund. As each Fund’s investment adviser, CRM has the overall responsibility for directing each Fund’s investments. CRM and its predecessors have managed equity investments for mutual funds, public funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value-oriented style across a broad range of market capitalizations, and have been in business for more than 50 years. CRM has advised the CRM Funds and their predecessors since each Fund’s inception. As of September 30, 2024, CRM had approximately $2.27 billion of assets under management.

For the fiscal year ended June 30, 2024, each Fund paid fees (after any waivers and/or reimbursements) equal to the following percentages of the Fund’s average daily net assets to CRM for its investment advisory services:

Fund	Fee Rate
CRM Small Cap Value Fund	0.75%
CRM Small/Mid Cap Value Fund	0.75%
CRM Mid Cap Value Fund	0.75%
CRM All Cap Value Fund	0.67%
CRM Long/Short Opportunities Fund	1.34%

Each of the Funds pays an investment advisory fee to CRM, before waivers, at the following rates based on assets under management:

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund and CRM Mid Cap Value Fund: 0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; 0.65% of the Fund’s average daily net assets over $2 billion.

CRM All Cap Value Fund: 0.70% of the Fund’s first $1 billion of average daily net assets; 0.65% of the Fund’s next $1 billion of average daily net assets; 0.60% of the Fund’s average daily net assets over $2 billion.

CRM Long/Short Opportunities Fund: 1.50% of the Fund’s first $1 billion of average daily net assets; 1.45% of the Fund’s next $1 billion of average daily net assets; 1.40% of the Fund’s average daily net assets over $2 billion.

CRM may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from the Funds. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.

A discussion regarding the basis of the Board of Trustees’ approval of the Funds’ management agreement is available in the Funds’ filing on Form N-CSR for the fiscal year ended June 30, 2024.

Portfolio Managers

Brian M. Harvey, CFA, Co-CEO and CIO is responsible for the overall management of the CRM Funds. The investment research team for all of the CRM Funds consists of 9 individuals, with an average of 22 years’ investment and financial experience. The portfolio managers who have responsibility for the day-to-day management of the Funds, together with their business experience for at least the past five years, are set forth below.

Fund Name	Portfolio Manager(s)
CRM Small Cap Value Fund	Brian M. Harvey, CFA Bernard C. Frojmovich
CRM Small/Mid Cap Value Fund	Madeleine “Mimi” B. Morris Jeffrey Yanover
CRM Mid Cap Value Fund	Robert Maina Kevin M. Chin
CRM All Cap Value Fund	Robert Maina
CRM Long/Short Opportunities Fund	Madeleine “Mimi” B. Morris

Kevin M. Chin—Vice President

Mr. Chin rejoined CRM in 2020 and serves as a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining CRM, he was a Portfolio Manager and Chief Investment Officer at Keeley Asset Management. Before joining Keeley Asset Management, Mr. Chin was a principal with CRM from 1989 through 2012. He began his career as an investment banking analyst in the Mergers and Acquisitions department at Morgan Stanley (1986-1988) and was an associate in the risk arbitrage trading department at Credit Suisse First Boston (1988-1989). Mr. Chin graduated from Columbia University with a BS in Electrical Engineering.

Bernard C. Frojmovich—Vice President

Mr. Frojmovich joined CRM in 2009 and his primary roles are as a portfolio manager of CRM Small Cap Value and senior research analyst focusing on the financial and real estate sectors in CRM’s investment group. Previously, he was a Vice President and senior analyst on the U.S. Small and Mid-Cap Value Equity Team at BlackRock Investment Management. Prior to BlackRock, Mr. Frojmovich covered financial services as an investment analyst at Morgan Stanley Investment Management and a credit analyst at JPMorgan Chase. He earned a BS from Brooklyn College and an MBA from New York University’s Leonard N. Stern School of Business.

Brian M. Harvey, CFA—Co-Chief Executive Officer and Chief Investment Officer

Mr. Harvey joined CRM in 2005 and serves as CRM’s Chief Investment Officer and co-CEO. He maintains overall responsibility for CRM’s investment team and CRM’s management and strategic direction. Mr. Harvey is also a co-portfolio manager of CRM Small Cap Value and a senior research analyst focusing on the financial and real estate sectors in CRM’s investment group. Prior to CRM, he was an equity research analyst at Fox-Pitt, Kelton. Mr. Harvey also spent four years as an accountant in the financial services audit practice at KPMG LLP and earned his CPA designation. He received a BS from Fairfield University.

Robert Maina—Vice President

Mr. Maina joined CRM in 2005 and is a portfolio manager on CRM Mid Cap Value and CRM All Cap Value and a senior research analyst covering the energy and TMT sectors in CRM’s investment group. Previously, Mr. Maina worked at Copper Beech Capital Management, a long/short fund focusing on the technology sector. He has additional experience from CIBC World Markets, Donaldson, Lufkin & Jenrette, and Arthur Andersen & Company LLP. He received a BS from Fairfield University’s School of Business.

Madeleine “Mimi” B. Morris—Vice President

Ms. Morris joined CRM in 2010 and is a portfolio manager on CRM Small/Mid Cap Value and CRM Long/Short Opportunities and a senior research analyst covering the consumer sectors in CRM’s investment group. Prior to CRM, she was a Director at Telsey Advisory Group where she was an equity analyst and consultant. She has additional financial experience from Merrill Lynch, Columbia House Company, and Donaldson, Lufkin, and Jenrette. She received a BA from Williams College and an MBA from Columbia Business School.

Jeffrey Yanover—Vice President

Mr. Yanover joined CRM in 2017 and currently serves as a portfolio manager and senior research analyst in CRM’s investment group. Most recently, he spent six years at Clovis Capital Management as a senior analyst covering the industrial and healthcare sectors. Previously, Mr. Yanover was an analyst at Lord Abbett, Arience Capital, and Savannah-Baltimore Capital. Mr. Yanover is a graduate of the University of Texas at Austin with a BS in finance.

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Funds.

Service Providers

The chart below provides information on the Funds’ primary service providers.

Asset Management
Investment Adviser
Cramer Rosenthal McGlynn, LLC
300 First Stamford Place, Suite 440
Stamford, CT 06902
Manages each Fund's investment activities.
Fund Operations
Administrator and Accounting Agent
Ultimus Fund Solutions, LLC
4221 N. 203rd St., Suite 100
Elkhorn, N E 68022
As administrator and accounting agent, provided facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's NAV.
CRM SMALL CAP VALUE FUND
CRM SMALL/MID CAP VALUE FUND
CRM MID CAP VALUE FUND
CRM ALL CAP VALUE FUND
CRM LONG/SHORT OPPORTUNITIES FUND
Distribution
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
As distributor, distributes each Fund's shares
Shareholder Services
Transfer Agent
Ultimus Fund Solutions, LLC
4221 N. 203rd St., Suite 100
Elkhorn, N E 68022
Handles shareholders' services, including recordkeeping and statements, payment of distributions and processing of a Fund share buy and sell requests.
Asset Safekeeping
Custodian
The Bank of New York Mellon
2 Hanson Place, 7th Floor
Brooklyn, NY 11217
Handles each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's NAV.
Distribution/Shareholder Services
Intermediaries
Brokers or other financial institutions that have made arrangements with or offer shares of one or more of the Funds.

SHAREHOLDER INFORMATION

Pricing of Shares

The net asset value (“NAV”) of each class of each Fund is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the Funds’ transfer agent are open for business) (a “Business Day”). If the Exchange closes at another time, each Fund will calculate its NAV as of the scheduled closing time. The price at which a purchase, redemption or exchange request is effected is based on the next calculation of NAV after the request is received in good order by an authorized broker or financial institution or the Funds’ transfer agent. The NAV for each class of a Fund is calculated by adding the value of all securities and other assets in a Fund attributable to the class, deducting the liabilities attributable to the class and dividing the balance by the number of outstanding class shares in that Fund. NAV will not be determined on days that are not Business Days.

The Funds generally value their equity securities and certain derivatives based on market prices determined as of the scheduled close of regular trading on the Exchange. The valuations of securities traded on foreign markets will generally be determined as of the earlier closing time of the markets on which they primarily trade. Equity securities and certain derivative instruments that are not traded on the date of valuation are valued at the mean between the last bid and asked prices. A Fund’s currency valuations, if any, are also done at the close of regular trading on the Exchange. These prices normally are supplied by a pricing service. Investments in other open-end investment companies, if any, are valued at such investment company’s current day closing NAV per share.

The prices that the Funds use may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Investments that do not have a readily available current market value are valued in good faith by the Adviser in its capacity as the Funds’ “Valuation Designee” for purposes of Rule 2a-5 under the 1940 Act. The Valuation Designee may use fair value methodologies for, among other things, the following investments held by a Fund: (i) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (ii) a security whose trading has been suspended or which has been delisted from its primary trading exchange; (iii) a security that is thinly traded; (iv) a security whose issuer is in default or bankruptcy proceedings; (v) a security affected by extreme market conditions; (vi) a security affected by currency controls or restrictions; (vii) a security that is subject to local government-imposed restrictions; (viii) a foreign security that has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; and (ix) a security whose issuer is affected by a significant event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ NAV is computed and that may materially affect the value of the security. Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. The Valuation Designee, on behalf of each Fund, uses a fair value model developed by an independent third-party pricing service to price foreign equity securities trading on a foreign exchange on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time in conjunction with the Valuation Designee.

Valuing securities using fair value methodologies involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Valuation Designee, when using fair value methods to price the Funds’ securities, may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings could change at a time when you are not able to buy or sell Fund shares. In addition, trading in some of the foreign securities held by a Fund may not occur on days when the Funds are open for business.

Purchase of Shares

Fund shares are offered on a continuous basis. The Funds do not charge any sales charges.

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund offer Investor Shares and Institutional Shares. Investor Shares and Institutional Shares have different minimum investment requirements, fees and expenses.

The minimum initial investment in Investor Shares of the Funds is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”), or automatic investment plans). The minimum additional investment for direct investors in the Funds’ Investor Shares is $50. Investor Shares are subject to a shareholder service fee. You may purchase shares directly from the Funds as specified below. Shares of the Funds are also available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified financial intermediaries that have made contractual arrangements to offer Fund shares (each an “Intermediary” and collectively “Intermediaries”).

The minimum initial investment in Institutional Shares of the Funds is $1,000,000. Institutional Shares of the Funds are offered only to those investors who invest in the Fund through an Intermediary or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. There is no minimum amount for additional investments in Institutional Shares. Unlike Investor Shares, Institutional Shares are not subject to a shareholder service fee.

Your Intermediary may impose higher investment minimums. A Fund, in its sole discretion, may waive the minimum initial investment to establish certain accounts.

If you are investing in the Funds through an Intermediary or through a retirement plan, you generally may buy and sell shares and complete other transactions only through the Intermediary or retirement plan’s account. The policies and fees charged by an Intermediary may be different than those charged by the Fund. An Intermediary may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Purchase of Shares from CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

By Mail. You may purchase shares by sending a check drawn on a U.S. bank payable to the CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). Cash, third party checks, counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. If a subsequent investment is being made, the check should also indicate your Fund account number and the class of shares being purchased. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected. If you purchase shares with a check that does not clear, your purchase will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. In addition, Ultimus Fund Solutions, LLC, the Fund’s transfer agent, may charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check that does not clear. Send the check and application to:

Regular Mail:	Overnight Mail:

CRM Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154-9150	CRM Funds c/o Ultimus Fund Solutions, LLC 4221 N. 203rd St., Suite 100 Elkhorn, NE 68022

When making a purchase request, ensure your request is in good order. “Good order” means that your purchase request includes: (i) the name of the Fund, (ii) the dollar amount of shares to be purchased, (iii) a completed purchase application corresponding to the type of account you are opening or a completed investment stub (ensure your investment meets the account minimum or subsequent purchase investment minimum), and (iv) a check payable to “CRM Funds.” Please note that there may be a delay in receipt by the transfer agent of purchase requests submitted by regular mail to a post office address.

By Wire. You may purchase shares by wiring federal funds immediately available. Please call Ultimus Fund Solutions, LLC at 800-CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. For new accounts you should be prepared to give Ultimus the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. It is important that the wire contains all information and that Ultimus receives prior telephone notification to ensure that your wire is properly credited. For initial purchases, once your wire is sent you should, as soon as possible thereafter, provide Ultimus by mail or facsimile, with a completed, signed Account Application. This will ensure prompt handling of your investment.

By Automated Clearing House (ACH) Purchase. Current shareholders may purchase additional shares via the Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund(s) in which you invest requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these types of transactions.

You may not use ACH transactions for your initial purchase of a Fund’s shares unless your account is opened online. ACH purchases will be effected based on the next calculation of NAV after the request is received in good order by the Funds’ transfer agent. A Fund may alter, modify or terminate this purchase option at any time.

Redemption proceeds for shares purchased by ACH will not be available until the purchase transaction has cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan. You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund in which you invest at 800-CRM-2883 for more information about the Fund’s Automatic Investment Plan.

CRM Long/Short Opportunities Fund

CRM Long/Short Opportunities Fund offers one class of shares, Institutional Shares.

Shares of CRM Long/Short Opportunities Fund are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other Intermediaries and programs sponsored by such Intermediaries. Initial investments in the Fund are subject to a $10,000 minimum per registered investment adviser or qualified financial Intermediary. There is no minimum amount for additional investments in shares of the Fund. The Fund, in its sole discretion, may waive the minimum initial investment to establish certain accounts.

The purchase and sale of shares and other transactions may generally be completed only by or through your registered investment adviser or other Intermediary. The policies and fees charged by your Intermediary may be different than those charged by the Fund. Your Intermediary may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult your registered investment adviser or Intermediary for further information.

Additional Information Regarding Purchases of All Funds

Your purchase order must be received by the scheduled close of regular trading on the Exchange on any Business Day to purchase shares at that day’s NAV. Purchase orders received after the scheduled close of regular trading on the Exchange will be priced as of the scheduled close of regular trading on the following Business Day.

If you place an order through an Intermediary, it is the responsibility of the Intermediary, rather than the Fund, to transmit your order for the purchase of shares to the Fund’s transfer agent. The Intermediary may impose an earlier deadline for submitting your purchase order. Please consult your Intermediary for additional information.

For information on other ways to purchase shares, including through an IRA, or an automatic investment plan, please refer to the SAI.

The Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Funds will not accept third party checks.

Federal Law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

If you invest through an Intermediary, that Intermediary may charge you a commission or other fees in an amount determined and separately disclosed to you by that Intermediary. Because the Funds are not party to any commission arrangement between you and your Intermediary, any transaction in shares of a Fund will be made by the Fund at the applicable NAV (before imposition of the sales commission). Any commissions or other fees charged by an Intermediary are not reflected in the fees and expenses listed in each Fund’s fee table or expense example in this prospectus nor are they reflected in the performance in the Fund’s bar chart and table in this prospectus because these commissions or fees are not charged by the Fund.

Redemption of Shares

You may sell your shares on any Business Day. Redemption requests received by an Intermediary or the Funds’ transfer agent in good order before the scheduled close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the scheduled close of trading on that day. Redemption requests received after the scheduled close of regular trading on the Exchange will be priced as of the scheduled close of regular trading on the following Business Day. An Intermediary may impose a fee upon redemptions of Fund shares. Please consult your Intermediary. It is the responsibility of each Intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis.

To be in “good order” a redemption request must include:

●	Your account number;

●	The amount of the transaction (in dollars or shares);

●	Signatures of all owners exactly as registered on the account (for requests by mail);

●	Signature guarantees, for mail requests only; and

●	Any supporting legal documentation that may be required.

Redemption checks are normally mailed on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt.

If you purchased your shares through an account with an Intermediary, you should contact the Intermediary for information relating to redemptions.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines that an emergency or other circumstances exist that make it impracticable for a Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through an unsecured credit facility (if available) and other borrowing arrangements that may be available from time to time.

The Funds reserve the right to make redemptions “in kind”—payments of redemption proceeds in portfolio securities rather than cash—if the amount redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1% of a Fund’s assets) or the Fund otherwise reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders. If the Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or through a redemption in-kind.

A Fund may participate in the ReFlow liquidity program as described in the Statement of Additional Information, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. A Fund may meet redemption requests in-kind under the ReFlow liquidity program. There is no assurance that ReFlow will have sufficient funds available to meet a Fund’s liquidity needs on a particular day. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described under “Frequent Purchases and Redemptions of Fund Shares.”

Redemption of Shares from CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

By Mail. If you redeem your shares by mail, for amounts of $100,000 or more, you should submit written instructions with a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular Mail:	Overnight Mail:

CRM Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154-9150	CRM Funds c/o Ultimus Fund Solutions, LLC 4221 N. 203rd St., Suite 100 Elkhorn, Nebraska 68022

Please note that there may be a delay in receipt by the transfer agent of redemption requests submitted by regular mail to a post office address.

By Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call Ultimus Fund Solutions, LLC at 800-CRM-2883. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

A telephone request to sell shares must be received prior to the close of the Exchange. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor the transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or recording telephone instructions. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine.

Additional Information Regarding Redemptions

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Redemption proceeds may also be mailed to your bank or, for amounts of $100,000 or less, mailed to your Fund account address of record if the address has been established for at least 30 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund’s shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it has reasonable grounds to believe that the check has been collected.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Small Accounts.

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund: If the value of your investment in the Fund falls below $2,500 for Investor Share accounts ($1,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts, the Fund may ask you to increase your balance. If the account value is still below $2,500 for Investor Share accounts ($1,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts after 60 days, a Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $2,500 for Investor Share accounts or $1,000,000 for Institutional Share accounts solely as a result of a reduction in your account’s market value.

CRM Long/Short Opportunities Fund: If the value of your investment in the Fund falls below $2,500, the Fund may ask you to increase your balance. If the account value is still below $2,500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $2,500 solely as a result of a reduction in your account’s market value.

Inactive Accounts. If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

Other Fees. The Funds’ transfer agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires ($15 per wire), IRA withdrawal fees (transfer or redemption) ($25 per withdrawal), and overnight delivery fees ($35 per overnight delivery). These fees are subject to change. Your bank may also impose additional fees.

Exchange of Shares

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

You may exchange all or a portion of shares in a Fund for shares of the same class of another Fund (if that Fund permits exchanges) with the same account registration. You may also exchange all or a portion of your Investor Shares of the Fund for Institutional Shares in the same Fund, subject to meeting the minimum investment requirements for Institutional Shares. Each Fund reserves the right to reject any exchange request at any time and for any reason, without prior written notice.

Exchange requests received by an Intermediary or the Fund’s transfer agent in good order before the scheduled close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the scheduled close of trading on that day. Exchange requests received after the scheduled close of regular trading on the Exchange will be priced as of the scheduled close of regular trading on the following Business Day.

Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund and share class into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder’s account of less than $2,500 for Investor Share accounts ($1,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts. See “Taxes” for a discussion of the tax effect of an exchange of shares for shares of the same class of another CRM Fund. An exchange of Investor Shares for Institutional Shares in the same Fund will not result in the recognition of gain or loss for federal income tax purposes.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with an Intermediary, contact the Intermediary. Generally, all written requests must be signed by all owners and must include any required signature. The Fund may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares or Institutional Shares to be acquired through an exchange may be legally made.

CRM Long/Short Opportunities Fund

Generally, exchanging shares of CRM Long/Short Opportunities Fund is not permitted.

Internet Transactions

CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund and CRM All Cap Value Fund

To establish internet transaction privileges, you must enroll through the Funds’ website, www.crmfunds.com. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call 800-CRM-2883 for assistance with establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this occur, you should consider purchasing or redeeming shares by another method. Neither a Fund nor its transfer agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Frequent Purchases and Redemptions of Fund Shares

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading can (i) force a Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can profit at the expense of long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds’ policy is intended to discourage excessive trading in a Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Funds may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and may consider trading activity in multiple accounts under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future purchases and exchanges in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The Funds’ policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders, whether an individual account or omnibus accounts maintained by Intermediaries in which the Intermediaries aggregate orders of multiple investors and forward the aggregated orders to the Funds. The Funds or ALPS Distributors, Inc. (the “Distributor”), in accordance with applicable law, enter into agreements with Intermediaries requiring the Intermediaries to provide certain information to help identify excessive trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Nonetheless, the Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the Intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

Dividends and Distributions

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Fund. Dividends and distributions, if any, are generally declared and paid to you annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

Taxes

Federal Income Taxes. As long as a Fund meets the requirements for treatment as a “regulated investment company,” it pays no federal income tax on the earnings and gains it distributes to shareholders. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions it pays that year.

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of a Fund’s net capital gain are taxable to you as long-term capital gain, when reported by the Fund as capital gain dividends, regardless of the length of time you have held your shares. Long-term capital gains are generally taxable to non-corporate shareholders at reduced U.S. federal income tax rates. Certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as “qualified dividend income,” provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxable at long-term capital gain rates generally to the extent derived from “qualified dividend income” of a Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be “qualified dividend income” if that stock is readily tradable on an established U.S. securities market. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. A portion of dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

You should be aware that if you purchase Fund shares shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is generally a taxable event for you if you redeem, sell or exchange shares of a Fund. Depending on the tax basis of the shares being redeemed, sold or exchanged and the sale price of the shares you redeem or sell, or the value of shares you receive in an exchange, you may have a taxable gain or loss on the transaction. An exchange between classes of shares of the same Fund normally is not taxable. You are responsible for any tax liability generated by your transactions.

Each Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. Each Fund has chosen the “average basis method” as its standing (default) tax lot identification method for all shareholders, which means this is the method a Fund will generally use to determine the tax basis of shares sold and which shares are deemed to be sold when a shareholder’s account includes shares purchased on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than a Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If you are neither a citizen nor a resident of the United States, a Fund in which you invest will generally withhold U.S. federal income tax at the rate of 30% (or lower applicable treaty rate) on taxable dividends and certain other payments (but not including distributions of net capital gains). The 30% withholding tax will also not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends (including capital gain dividends), redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including any non-corporate shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

State and Local Income Taxes. You should consult your tax advisor concerning the state and local tax consequences of an investment in a Fund, which may be different from those under federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the SAI.

You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, of an investment in a Fund, which are not addressed here.

DISTRIBUTION ARRANGEMENTS

The Distributor manages the Funds’ distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into agreements with Intermediaries to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES—INVESTOR SHARES

The Board of Trustees has adopted a shareholder service plan authorizing Investor Shares of each Fund to pay shareholder service providers an annual fee not exceeding 0.25% of the Fund’s average daily net assets of its Investor Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of the Funds’ Investor Shares. Service activities provided by service providers under this plan include, but are not limited to, (a) answering shareholder inquiries, (b) assisting in designating and changing dividend options, account designations and addresses, (c) establishing and maintaining shareholder accounts and records, (d) assisting in processing Fund share purchase, exchange and redemption transactions, (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder’s account balances, (i) furnishing on behalf of the Funds’ Distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders, (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders, (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares, (m) completing all customer identification procedures in relation to the shareholders under the Funds’ anti-money laundering program, (n) providing to shareholders all privacy notices, and (o) providing other services requested by shareholders of Investor Shares. The Adviser may provide services to some holders of Investor Shares and receive the applicable shareholder service fee or may remit all or a portion of shareholder service fees to an Intermediary.

SUB-TRANSFER AGENT FEES—INSTITUTIONAL SHARES

Institutional Shares of each Fund are sold through certain Intermediaries that provide accounting, recordkeeping and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these Intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund based on reasonable charges for similar services within the industry, subject to certain limitations. CRM, as the Fund’s agent, remits these payments to the Intermediaries. In some cases, where the sub-transfer agency fees of an Intermediary are greater than the amounts paid to CRM by the Funds for that Intermediary, CRM may pay the balance of those fees itself.

ADDITIONAL PAYMENTS

The Adviser may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of shares of the Funds and/or shareholder service. These payments (“Additional Payments”)

would be in addition to the payments by the Funds described in this Prospectus for shareholder servicing or sub-transfer agent and recordkeeping services. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Please contact your Intermediary for information regarding any additional payments they may receive.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Tait, Weller & Baker LLP, each Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s filing on Form N-CSR for the fiscal year ended June 30, 2024 and is available upon request.

	CRM SMALL CAP VALUE FUND — Investor Shares
	For the Years Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value — Beginning of Year	$12.49	$11.40	$17.35	$11.22	$15.34

Investment operations:
Net investment income(1)	0.05	0.14	- (2)	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.53	1.24	(2.26)	6.16	(3.07)
Total from investment operations	1.58	1.38	(2.26)	6.20	(3.03)

Distributions to shareholders:
From net investment income	(0.23)	(0.06)	(0.01)	(0.07)	(0.03)
From net realized gain on investments	(0.34)	(0.23)	(3.68)	-	(1.06)
Total distributions to shareholders	(0.57)	(0.29)	(3.69)	(0.07)	(1.09)

Net Asset Value — End of Year	$13.50	$12.49	$11.40	$17.35	$11.22

Total return	13.17%	12.09%	(15.73)%	55.36%	(21.53)%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.26%	1.21%	1.16%	1.15%	1.16%
Net investment income	0.43%	1.11%	0.01%	0.30%	0.27%
Portfolio turnover rate	77%	54%	54%	63%	60%
Net Assets at end of year (000’s omitted)	$28,177	$28,660	$28,325	$38,548	$33,526

(1)	Calculated using the average shares method.
(2)	Amount represents less than $0.005.

	CRM SMALL CAP VALUE FUND — Institutional Shares
	For the Years Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value — Beginning of Year	$15.53	$14.10	$20.55	$13.28	$17.96

Investment operations:
Net investment income(1)	0.10	0.19	0.03	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.90	1.55	(2.75)	7.28	(3.63)
Total from investment operations	2.00	1.74	(2.72)	7.37	(3.55)

Distributions to shareholders:
From net investment income	(0.25)	(0.08)	(0.05)	(0.10)	(0.07)
From net realized gain on investments	(0.34)	(0.23)	(3.68)	-	(1.06)
Total distributions to shareholders	(0.59)	(0.31)	(3.73)	(0.10)	(1.13)

Net Asset Value — End of Year	$16.94	$15.53	$14.10	$20.55	$13.28

Total return	13.36%	12.33%	(15.53)%	55.68%	(21.34)%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.07%	1.01%	0.93%	0.91%	0.92%
Net investment income	0.61%	1.27%	0.18%	0.54%	0.52%
Portfolio turnover rate	77%	54%	54%	63%	60%
Net Assets at end of year (000’s omitted)	$47,098	$48,766	$90,451	$299,170	$198,589

(1)	Calculated using the average shares method.

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value — Beginning of Year	$10.20	$9.94	$15.37	$9.71	$11.36

Investment operations:
Net investment income(1)	0.03	0.10	0.10	0.11	0.02
Net realized and unrealized gain (loss) on investments	0.84	0.79	(1.39)	6.29	(1.35)
Total from investment operations	0.87	0.89	(1.29)	6.40	(1.33)

Distributions to shareholders:
From net investment income	(0.07)	(0.06)	(0.17)	(0.03)	(0.03)
From net realized gain on investments	- (2)	(0.57)	(3.97)	(0.71)	(0.29)
Total distributions to shareholders	(0.07)	(0.63)	(4.14)	(0.74)	(0.32)

Net Asset Value — End of Year	$11.00	$10.20	$9.94	$15.37	$9.71

Total return	8.57%	9.07%	(11.92)%	67.80%	(12.18)%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.21%	1.18%	1.18%	1.15%	1.17%
Net investment income	0.24%	1.02%	0.82%	0.83%	0.22%
Portfolio turnover rate	72%	42%	34%	59%	80%
Net Assets at end of year (000’s omitted)	$21,541	$23,018	$20,914	$26,464	$16,259

(1)	Calculated using the average shares method.
(2)	Amount represents less than $0.005.

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value — Beginning of Year	$10.68	$10.38	$15.87	$10.00	$11.70

Investment operations:
Net investment income(1)	0.04	0.13	0.13	0.13	0.05
Net realized and unrealized gain (loss) on investments	0.89	0.82	(1.46)	6.50	(1.41)
Total from investment operations	0.93	0.95	(1.33)	6.63	(1.36)

Distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.19)	(0.05)	(0.05)
From net realized gain on investments	- (2)	(0.57)	(3.97)	(0.71)	(0.29)
Total distributions to shareholders	(0.09)	(0.65)	(4.16)	(0.76)	(0.34)

Net Asset Value — End of Year	$11.52	$10.68	$10.38	$15.87	$10.00

Total return	8.75%	9.28%	(11.78)%	68.26%	(12.06)%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.05%	1.01%	1.00%	0.93%	0.95%
Net investment income	0.39%	1.21%	0.98%	0.99%	0.44%
Portfolio turnover rate	72%	42%	34%	59%	80%
Net Assets at end of year (000’s omitted)	$147,684	$197,242	$119,384	$286,762	$220,919

(1)	Calculated using the average shares method.
(2)	Amount represents less than $0.005.

	CRM Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value — Beginning of Year	$21.73	$21.43	$27.71	$18.34	$21.22

Investment operations:
Net investment income(1)	0.04	0.25	0.27	0.15	0.08
Net realized and unrealized gain (loss) on investments	2.05	1.00	(1.57)	9.67	(2.33)
Total from investment operations	2.09	1.25	(1.30)	9.82	(2.25)

Distributions to shareholders:
From net investment income	(0.24)	(0.26)	(0.26)	(0.09)	(0.09)
From net realized gain on investments	(1.15)	(0.69)	(4.72)	(0.36)	(0.54)
Total distributions to shareholders	(1.39)	(0.95)	(4.98)	(0.45)	(0.63)

Net Asset Value — End of Year	$22.43	$21.73	$21.43	$27.71	$18.34

Total return	10.27%	5.78%	(6.68)%	54.09%	(10.98)%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.16%	1.15%	1.14%	1.15%	1.16%
Net investment income	0.19%	1.16%	1.06%	0.66%	0.42%
Portfolio turnover rate	47%	43%	23%	63%	37%
Net Assets at end of year (000’s omitted)	$146,457	$159,797	$164,743	$187,541	$152,370

(1)	Calculated using the average shares method.

	CRM Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value — Beginning of Year	$23.00	$22.62	$29.00	$19.17	$22.16

Investment operations:
Net investment income(1)	0.08	0.31	0.33	0.20	0.12
Net realized and unrealized gain (loss) on investments	2.16	1.06	(1.67)	10.12	(2.44)
Total from investment operations	2.24	1.37	(1.34)	10.32	(2.32)

Distributions to shareholders:
From net investment income	(0.27)	(0.30)	(0.32)	(0.13)	(0.13)
From net realized gain on investments	(1.15)	(0.69)	(4.72)	(0.36)	(0.54)
Total distributions to shareholders	(1.42)	(0.99)	(5.04)	(0.49)	(0.67)

Net Asset Value — End of Year	$23.82	$23.00	$22.62	$29.00	$19.17

Total return	10.39%	6.00%	(6.55)%	54.44%	(10.83)%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.99%	0.99%	0.97%	0.94%	0.96%
Net investment income	0.36%	1.34%	1.23%	0.84%	0.59%
Portfolio turnover rate	47%	43%	23%	63%	37%
Net Assets at end of year (000’s omitted)	$225,601	$253,091	$219,322	$251,517	$202,989

(1)	Calculated using the average shares method.

	CRM All Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value — Beginning of Year	$6.34	$6.47	$8.88	$5.91	$6.99

Investment operations:
Net investment income(1)	0.01	- (2)	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.83	0.33	(0.70)	3.16	(0.67)
Total from investment operations	0.84	0.33	(0.68)	3.18	(0.66)

Distributions to shareholders:
From net investment income	(0.01)	(0.01)	(0.04)	(0.02)	(0.01)
From net realized gain on investments	(0.12)	(0.45)	(1.69)	(0.19)	(0.41)
Total distributions to shareholders	(0.13)	(0.46)	(1.73)	(0.21)	(0.42)

Net Asset Value — End of Year	$7.05	$6.34	$6.47	$8.88	$5.91

Total return	13.47%	4.94%	(10.09)%	54.42%	(10.16)%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/ reimbursement	1.45%	1.41%	1.33%	1.37%	1.40%
Expenses, excluding waiver/reimbursement	1.47%	1.41%	1.33%	1.39%	1.50%
Net investment income, including waiver/reimbursement	0.09%	0.03%	0.32%	0.31%	0.22%
Portfolio turnover rate	54%	51%	38%	87%	65%
Net Assets at end of year (000’s omitted)	$6,767	$7,609	$7,622	$8,916	$6,893

(1)	Calculated using the average shares method.
(2)	Amount represents less than $0.005.

	CRM All Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value — Beginning of Year	$6.57	$6.69	$9.12	$6.07	$7.16

Investment operations:
Net investment income(1)	0.02	0.02	0.04	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.87	0.34	(0.72)	3.24	(0.68)
Total from investment operations	0.89	0.36	(0.68)	3.28	(0.65)

Distributions to shareholders:
From net investment income	(0.03)	(0.03)	(0.06)	(0.04)	(0.03)
From net realized gain on investments	(0.12)	(0.45)	(1.69)	(0.19)	(0.41)
Total distributions to shareholders	(0.15)	(0.48)	(1.75)	(0.23)	(0.44)

Net Asset Value — End of Year	$7.31	$6.57	$6.69	$9.12	$6.07

Total return	13.77%	5.18%	(9.81)%	54.66%	(9.87)%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/ reimbursement	1.20%	1.18%	1.09%	1.11%	1.15%
Expenses, excluding waiver/reimbursement	1.24%	1.18%	1.09%	1.13%	1.25%
Net investment income, including waiver/reimbursement	0.35%	0.27%	0.56%	0.52%	0.47%
Portfolio turnover rate	54%	51%	38%	87%	65%
Net Assets at end of year (000’s omitted)	$16,571	$16,059	$15,509	$18,393	$18,307

(1)	Calculated using the average shares method.

	CRM LONG/SHORT Opportunities Fund — Institutional Shares
	For the Years Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value — Beginning of Year	$12.11	$11.15	$11.62	$10.23	$10.27

Investment operations:
Net investment income (loss)(1)	0.09	- (2)	(0.23)	(0.25)	(0.10)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	1.09	1.14	(0.15)	2.22	0.50
Total from investment operations	1.18	1.14	(0.38)	1.97	0.40

Distributions to shareholders:
From net investment income	(0.27)	-	-	-	-
From net realized gain on investments	-	(0.18)	(0.09)	(0.58)	(0.44)
Total distributions to shareholders	(0.27)	(0.18)	(0.09)	(0.58)	(0.44)

Net Asset Value — End of Year	$13.02	$12.11	$11.15	$11.62	$10.23

Total return	10.07%	10.29%	(3.33)%	19.49%	3.93%

Ratios to average net assets:
Expenses, including waiver/reimbursement	2.25%	2.48%	2.68%	2.79%	2.95%
Expenses, including waiver/reimbursement and excluding interest and dividend expense relating to short sales	1.60%	1.60%	1.60%	1.60%	1.59%
Expenses, excluding waiver/reimbursement	2.41%	2.60%	2.80%	2.90%	3.03%
Expenses, excluding waiver/reimbursement and interest and dividend expense relating to short sales	1.76%	1.72%	1.72%	1.71%	1.67%
Net investment income (loss), including waiver/reimbursement	0.73%	(0.03)%	(2.00)%	(2.18)%	(0.99)%
Portfolio turnover rate	113%	90%	157%	201%	177%
Net Assets at end of year (000’s omitted)	$195,996	$255,341	$185,463	$127,930	$56,540

(1)	Calculated using the average shares method.
(2)	Amount represents less than $(0.005).

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports:

The Funds’ annual and semi-annual reports and filings on Form N-CSR contain performance data and information on the Funds’ holdings and operating results for the Funds’ most recently completed fiscal year or half-year, as applicable. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. In the Funds’ filings on Form N-CSR you will find the Funds’ annual and semi-annual financial statements.

Statement of Additional Information (“SAI”):

The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure.

The information in the SAI, and the independent registered public accounting firm’s report and financial statements in the Funds’ filing on Form N-CSR for the fiscal year ended June 30, 2024 are incorporated into this prospectus by reference.

Copies of these documents and answers to questions about the Funds may be obtained, free of charge, by (i) visiting the Funds’ website at www.crmfunds.com, (ii) calling the Funds at 800-CRM-2883; and (iii) writing to the CRM Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150 4221 N. 203rd St., Suite 100 Omaha, NE 68154-9150.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 800-CRM-2883.

The investment company registration number is 811-21749.

CRM Small Cap
Value Fund

CRM Small/Mid Cap
Value Fund

CRM Mid Cap
Value Fund

CRM All Cap
Value Fund

CRM Long/Short
Opportunities Fund

CRM Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 541150
Omaha, NE 68154-9150
800-CRM-2883

www.crmfunds.com